Exhibit 10.21

HOLMES TRUSTEES LIMITED

REPORT AND ACCOUNTS

FOR THE YEAR ENDED 31 DECEMBER 2006

Registered No. 3982431

HOLMES TRUSTEES LIMITED

Report of the directors

The Directors submit their report together with the financial statements of Holmes Trustees Limited (‘the Company’) for the year ended 31 December 2006.

This Directors' report has been prepared in accordance with the special provisions relating to small companies under section 246(4)(a) of the Companies Act 1985.

Principal activity and review of the year

The principal activity of the Company is to hold the legal interest in certain property on trust absolutely for the beneficial owners of that property.

The trust property comprises a portfolio of mortgage loans secured on residential property in England, Scotland and Wales, interest and principal paid by borrowers on those loans, and all other amounts received under the loans.

The beneficial owners of the trust property are Abbey National plc, the originators of the trust property, and Holmes Funding Limited, a group company. The Company has no beneficial interest in the trust property.

All income from the trust property is distributed to the beneficial owners in proportion to their share of the trust property owned.

As at 31 December 2006, the book value of residential mortgage loans that Abbey National plc had assigned legal title to the Company was £29.1 billion (2005: £28.6 billion).

No future changes in activity are envisaged.

HOLMES TRUSTEES LIMITED

Results and dividends

There was no profit or loss for the year ended 31 December 2006 (2005: £nil) and therefore the Directors do not recommend the payment of a dividend (2005: £nil).

Directors and their interests

The Directors who served throughout the year were:

Mr D M Green

Mr M McDermott

Ms R Samson (appointed 10 November 2006)

Mr R G Baker (Alternate Director to Mr D M Green, appointed 28 July 2006, resigned 10 November 2006)

Wilmington Trust SP Services (London) Limited

At the year end and the previous year end, Holmes Holdings Limited held one share in the Company. Holmes Holdings Limited and Mr M McDermott jointly held the other share.

Wilmington Trust SP Services (London) Limited and Mr M McDermott held one share in the holding company, Holmes Holdings Limited, at the year end. The other share in Holmes Holdings Limited was held by Wilmington Trust SP Services (London) Limited. Mr M McDermott is also a Director of Wilmington Trust SP Services (London) Limited.

None of the other Directors had a beneficial interest in the shares of the Company, or of the holding company, Holmes Holdings Limited, and its subsidiaries at any time during the year.

Directors’ responsibility statement

The directors are responsible for preparing their report and financial statements. The directors have chosen to prepare accounts for the Company in accordance with International Financial Reporting Standards (IFRS). Company law requires the directors to prepare such financial statements in accordance with International Financial Reporting Standards and the Companies Act 1985.

HOLMES TRUSTEES LIMITED

Report of the directors (continued)

Directors’ responsibility statement (continued)

International Accounting Standard 1 requires that financial statements present fairly for each financial year the company’s financial position, financial performance and cash flows. This requires the faithful representation of the effects of transactions, other events and conditions in accordance with the definitions and recognition criteria for assets, liabilities, income and expenses set out in the International Accounting Standards Board’s ‘Framework for the Preparation and Presentation of Financial Statements’. In virtually all circumstances, a fair presentation will be achieved by compliance with all applicable International Financial Reporting Standards. Directors are also required to:

•	properly select and apply accounting policies;
•	present information, including accounting policies, in a manner that provides relevant, reliable, comparable and understandable information;
•

provide additional disclosures when compliance with the specific requirements in International Financial Reporting Standards is insufficient to enable users to understand the impact of particular transactions, other events and conditions on the entity’s financial position and financial performance; and

•

prepare the accounts on the going concern basis unless, having assessed the ability of the company to continue as a going concern, management either intends to liquidate the entity or to cease trading, or have no realistic alternative but to do so.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company, for safeguarding assets, for taking reasonable steps for the prevention and detection of fraud and other irregularities and for the preparation of a directors’ report which complies with the requirements of the Companies Act 1985.

Legislation in the United Kingdom governing the preparation and dissemination of financial statements differs from legislation in other jurisdictions.

Third Party Indemnities

During 2006, Abbey National plc applied the provisions of the Companies (Audit, Investigations and Community Enterprise) Act 2004 to provide enhanced indemnities to the Directors of the Company and any of its subsidiaries or other company where such person has been nominated in writing by Abbey as its representative on the board of such companies against liabilities and associated costs which they could incur in the course of their duties to the Company. The indemnities remain in force as at the date of this Annual Report & Accounts. A copy of each of the indemnities is kept at the registered office address of Abbey National plc.

Auditors

In accordance with Section 386 of the Companies Act 1985, the Company has elected to dispense with the obligation to appoint auditors annually. Accordingly, Deloitte & Touche LLP are therefore deemed to have been re-appointed as auditors of the Company.

In the case of each of the persons who are directors of the company at the date when this report was approved:

•	so far as each of the directors is aware, there is no relevant audit information (as defined in s234ZA of the Companies Act 1985) of which the company’s auditors are unaware; and

HOLMES TRUSTEES LIMITED

•

each of the directors has taken all steps that he ought to have taken as director to make himself aware of any relevant audit information (as defined in s234ZA of the Companies Act 1985) and to establish that the company’s auditors are aware of that information.

By Order of the Board

For and on behalf of

Abbey National Secretariat Services Limited, Company Secretary

23 February 2007

Registered Office Address: Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN

HOLMES TRUSTEES LIMITED

Independent auditors’ report to the members of Holmes Trustees Limited

We have audited the financial statements of Holmes Trustees Limited for the year ended 31 December 2006 which comprise the Income Statement, the Balance Sheet, the Cash Flow Statement, the Statement of Recognised Income and Expense and the related notes 1 to 6. These financial statements have been prepared under the accounting policies set out therein.

Respective responsibilities of directors and auditors

The directors' responsibilities for preparing the Annual Report and the financial statements in accordance with applicable law and International Financial Reporting Standards (IFRSs) as adopted by the European Union are set out in the Directors' Responsibility Statement.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you whether in our opinion the information given in the Report of the directors is consistent with the financial statements.

In addition we report to you if, in our opinion, the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and other transactions is not disclosed.

We read the Report of the directors and the other information contained in the annual report and consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements. Our responsibilities do not extend to any further information outside the Annual Report.

Basis of audit opinion

We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion:

•

the financial statements give a true and fair view, in accordance with IFRSs as adopted by the European Union, of the state of the company's affairs as at 31 December 2006 and of its profit for the year then ended;

•	the financial statements have been properly prepared in accordance with the Companies Act 1985; and
•	the information given in the Report of the directors is consistent with the financial statements.

Separate opinion in relation to IFRSs

HOLMES TRUSTEES LIMITED

As explained in Note 1 to the financial statements, the company in addition to complying with IFRSs as adopted by the European Union, has also complied with the IFRSs as issued by the International Accounting Standards Board.

In our opinion the financial statements give a true and fair view, in accordance with IFRSs, of the state of the company's affairs as at 31 December 2006 and of its profit for the year then ended.

Deloitte & Touche LLP

Chartered Accountants and Registered Auditors

London

7 March 2007

Income Statement

For the year ended 31 December 2006

There were no transactions in the current or prior year and the company generated neither a profit nor a loss in either year.

Statement of Recognised Income and Expense

For the year ended 31 December 2006

The Company has no recognised income or expenses other than the results for the current and previous year as set out in the Income Statement.

Cash Flow Statement

For the year ended 31 December 2006

The Company has not undertaken any cash transactions in the current or previous year and so no cash flows have occurred.

HOLMES TRUSTEES LIMITED

Balance Sheet

As at 31 December 2006

	Notes	2006 £	2005 £
Current assets
Cash and cash equivalents	3	2	2

Net assets		2	2

Equity
Share capital	4	2	2
Equity attributable to equity holders of the company		2	2

The Company acts solely as a trustee in respect of all assets registered in its name. It, therefore, has no beneficial interest in these assets and accordingly they are not shown in this balance sheet. The assets are passed to, and reported by, the ultimate beneficiaries.

The financial statements were approved by the Board of Directors and authorised for issue on 23 February 2007. They were signed on its behalf by:

M McDermott

Director

HOLMES TRUSTEES LIMITED

Notes to the financial statements for the year ended 31 December 2006

1. Accounting policies

The principal accounting policies applied in the preparation of financial statements are set out below. These policies have been consistently applied to all years presented, unless otherwise stated.

Basis of preparation

The financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as adopted for use in the European Union that are effective or available for early adoption at the company’s reporting date. The company, in addition to complying with its legal obligation to comply with IFRSs as adopted for use in the European Union, has also complied with the IFRSs as issued by the International Accounting Standards Board. The financial statements have been prepared under the historical cost convention.

The company has adopted the following new or revised IFRS:

a)	The amendments to IAS 39 “ Financial Instruments: Recognition and Measurement” and IFRS 4 “Insurance Contracts” relating to Financial Guarantee Contracts.
b)	The company has decided to early adopt IFRS 7 “Financial Instruments: Disclosure” and the related amendments to IAS 1 “Presentation of Financial statements”.

Cash and cash equivalents

Cash and cash equivalents comprise balances with less than three months’ maturity from the date of acquisition, including cash and non restricted balances with central banks, treasury bills and other eligible bills, loans and advances to banks, amounts due from other banks and short term investments in securities

2. Result from operations

Fees payable to the company’s auditors for the audit of the company’s annual accounts for the current year are £15,000 (2005: £15,000) and have been borne by Abbey National plc, for which no recharge has been made in the current or prior year.

Directors' emoluments are borne by Abbey National plc. No emoluments were paid by the Company to Directors during the year (2005: £nil).

The Company has no employees (2005: none).

3. Cash and cash equivalents

The Company acts solely as a trustee in respect of all assets registered in its name. It, therefore, has no beneficial interest in these assets and accordingly they are not shown in the balance sheet. The assets are passed to, and reported by, the ultimate beneficiaries.

Included in these are deposits at banks, which pay interest based on three-month LIBOR. The amounts held on deposit are held for the beneficial owners of the trust property. Interest earned on the deposits is distributed to the beneficial owners of the trust property.

At 31 December 2006 the amount held was £800,297,202 (2005: £1,022,730,640).

During the year £26,248,410 of interest was earned (2005: £29,581,127).

4. Share capital

HOLMES TRUSTEES LIMITED

Notes to the financial statements for the year ended 31 December 2006

	2006 £000	2005 £000
Authorised:
100 ordinary shares of £1 each	100	100

Issued:
2 ordinary shares of £1 each	2	2

5. Related party transactions

There were no related party transactions during the year, or existing at the balance sheet date.

Notes to the financial statements for the year ended 31 December 2006

6. Parent undertaking and controlling party

The Company’s immediate parent company is Holmes Holdings Limited. Holmes Holdings Limited is owned by Wilmington Trust SP Services (London) Limited, a Company incorporated in Great Britain and registered in England and Wales, holding all of the shares in the Company (one jointly with M McDermott as nominee) as trustee under a discretionary charitable trust, dated 17 February 1999, for the benefit of nurses employed in the United Kingdom and for charitable purposes.

The administration, operations, accounting and financial reporting functions of the Company are performed by Abbey National plc, which is incorporated in Great Britain and registered in England and Wales. During the year, Abbey National plc has delegated administration and servicing functions in respect of the loans on behalf of the mortgages’ trustee and the beneficiaries to a service provider.

The Company meets the definition of a Special Purpose Entity and is therefore consolidated within the Abbey National plc group accounts.

The Company’s ultimate controlling party is Banco Santander Central Hispano, S.A., a Company incorporated in Spain. Banco Santander Central Hispano, S.A. is the controlling undertaking of the largest group of undertakings for which group accounts are drawn up. Abbey National plc is the controlling undertaking of the smallest group of undertakings for which group accounts are drawn up.

Copies of all sets of group accounts, which include the results of the Company, are available from Abbey Secretariat, Abbey National House, 2 Triton Square, Regent’s Place, London, NW1 3AN.